  EXHIBIT 99.1

General Employment to Present at the 28th Annual
ROTH Capital Partners Conference on March 14, 2016

Investor Presentation, Discussion of Growth Strategy and One-on-One Meetings

NAPERVILLE, IL, (March 2, 2016), MarketWired, -- General Employment Enterprises, Inc. ("the Company" or "General Employment"), (NYSE MKT: JOB), a provider of professional staffing services and solutions today announced that the Company will present at the 28th Annual ROTH Capital Partners Conference on Monday, March 14, 2016 in Orange County, CA. The annual ROTH Conference with over 3,000 attendees brings together public and private companies as well as over 1,000 institutional, private equity, venture capital and high net worth/family office investors in Dana Point, CA at the Ritz Carlton Laguna Niguel Hotel from March 13-16th, 2016. It is one of the largest of its kind in the U.S. The exclusive event provides attendees with investment ideas across a wide variety of sectors, including business services. The conference will feature company presentations, Q&A sessions, expert panels and thousands of management one-on-one and small group meetings.

General Employment's management will be available for one-on-one meetings during the three-day conference. Derek Dewan, Chairman and CEO, will present on Monday, March 14th at 3:00 pm PDT and will provide the investment community with an overview of the Company's aggressive internal and external growth strategy, an update on the operations, current financial position and value proposition. The presentation will be available on the General Employment website at www.genp.com.

About ROTH Capital Partners

ROTH Capital Partners, LLC (ROTH), is a relationship-driven investment bank focused on serving emerging growth companies and their investors. As a full-service investment bank, ROTH provides capital raising, M&A advisory, analytical research, trading, market-making services and corporate access. Headquartered in Newport Beach, CA, ROTH is privately-held and employee owned, and maintains offices throughout the U.S. For more information on ROTH, please visit www.roth.com.

1

About General Employment Enterprises, Inc.

General Employment Enterprises, Inc. was incorporated in the State of Illinois in 1962, is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and light industrial staffing services through the names of General Employment, Access Data Consulting, Agile Resources, Ashley Ellis, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, General Employment, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR).

Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain or are prefaced by words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

General Employment Enterprises, Inc.
Andrew J. Norstrud
813.803.8275
invest@genp.com